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                                                                  EXHIBIT 10.23
                                                                  -------------



                                                              November 14, 1997

Pivot Rules, Inc.
42 West 39th Street
New York, NY 10018

Gentlemen:

         We have reference to that certain Retail Collection Factoring Agreement (the "Factoring Agreement") and Letter of Credit Agreement (the L/C Agreement") between Pivot Rules, Inc. and Heller Financial, Inc. both having the Effective date of April 28, 1992, as from time to time amended or modified (collectively, the "Agreements").

         We hereby propose that, effective as of May 1, 1997, the Factoring Agreement be amended as follows:

1. The advance rate set forth in Section 2.2 shall be increased to ninety percent (90%).

2. The factoring commission set forth in Section 2.3 shall be reduced to three-quarters of one percent (.75%).


3. The Interest Rate set forth in Section 3.1 shall be reduced to one percent (1%) plus the Base Rate.

4. The matured funds rate set forth in Section 3.2 shall be increased to the Base Rate minus one and three-quarters of one percent (1.75%).

         We also hereby propose that, effective as of the date hereof, the second sentence of paragraph numbered 10 of the L/C Agreement be deleted and replaced with the following sentence:

         "10....In addition to such bank charges, we shall pay to you one-quarter of one percent (.25%) of the face amount of each Letter of Credit or Guaranty upon the opening of same and one-eighth of one percent (.125%) of their face amount thereof upon the closing of each Letter of Credit or Guaranty."


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     PIVOT RULES, INC.
     NOVEMBER 14, 1997
     PAGE 2


         Except as herein or heretofore amended or supplemented, the Agreements remain in full force and effect in accordance with their original terms and conditions.

         If the foregoing correctly sets forth your and our understanding, please sign the enclosed copy of this letter agreement in the space provided and return such fully executed copy to the undersigned as soon as possible.

                                          Very truly yours,

                                          HELLER FINANCIAL, INC.

                                          By:    /s/ John D. Calabro SVP
                                                --------------------------------
                                          Name: John D. Calabro
                                               ---------------------------------
                                          Title: Sr. V.P.
                                               ---------------------------------


     CONSENTED AND AGREED TO
     This 18 day of November, 1997

     PIVOT RULES, INC.

     By:/s/ E. Kenneth Seiff
        -------------------------------
     Name: Kenneth Seiff
          ---------------------------
     Title: CEO
           -----------------------------


     By: Not Applicable
         ----------------------------------
         E. KENNETH SEIFF, INDIVIDUALLY